Exhibit 99.1

East Resources Acquisition Company and Abacus Life Announce

Completion of Business Combination

ERES Shareholders Approved the Business Combination on June 29, 2023

Abacus Life to begin trading on Nasdaq on July 5, 2023 under ticker symbol “ABL”

ORLANDO, Fla. and BOCA RATON, Fla. – July 3, 2023 – East Resources Acquisition Company (NASDAQ: ERES) (“ERES”), a publicly traded special purpose acquisition company, today announced the completion of its business combination with Abacus Life, a leading buyer of life insurance policies and a vertically integrated alternative asset manager specializing in specialty insurance products. ERES shareholders voted to approve the business combination at a meeting held on June 29, 2023.

In connection with the completion of the business combination, ERES has been renamed “Abacus Life, Inc.” (“Abacus” or the “Company”), and its common stock and warrants are expected to commence trading on the Nasdaq Capital Market on July 5, 2023, under the ticker symbols “ABL” and “ABLLW”, respectively. The Company’s common stock and warrants will continue to trade under the ticker symbols “ERES” and “ERESW,” respectively, on Monday, July 3, 2023.

“We believe we are well-positioned to accelerate and execute on our growth strategy as a result of this business combination,” said Jay Jackson, Chief Executive Officer of Abacus. “The capital raised in connection with this transaction, along with our new access to the public markets, will allow us to continue to scale and expand our market leading portfolio of life settlement services and specialty insurance products.”

“We are pleased to complete our business combination with Abacus, a leader in the life settlements space and a company that we expect to remain at the forefront of the expansion and adoption of this alternative asset class,” said Terrence M. Pegula, Chairman, CEO and President of ERES. “The highly experienced management team at Abacus has positioned the Company to not only be a market leader, but to be highly scalable with the potential for consistent financial performance, giving us confidence that they will deliver long-term value to stockholders. We look forward to continuing to support them moving forward.”

Advisors

Aviditi Advisors served as exclusive strategic and financial advisor to ERES, and Latham & Watkins LLP served as legal counsel to ERES. Locke Lord LLP served as Abacus’s legal counsel.

About Abacus

Abacus is a leading vertically integrated alternative asset manager specializing in life insurance products. Since 2004, the Company has purchased life insurance policies from consumers seeking liquidity and has actively managed those policies over time (via trading, holding, and/or servicing). With over $2.9 billion in face value of policies purchased, Abacus has helped thousands of clients maximize the value of their life insurance.

Over the past 18 years, the Company has built an institutionalized origination and portfolio management process that is supported by an 83-person team, long-term relationships with 78 institutional partners and 30,000 financial advisors, and the ability to operate in 49 states. The Company has serviced approximately $950 million in policies and has managed assets for large asset managers and third-party investment funds.

Abacus’ leadership team averages 20+ years of experience and consists of innovators since the life settlements industry’s inception in the mid-90s.

The Company is a proud member of the Life Insurance Settlements Association (LISA) and complies with HIPAA and privacy laws to maintain and protect confidentiality of financial, health, and medical information. Abacus is also proud to be a BBB Accredited Business with an A+ rating.

www.Abacuslife.com

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the transaction, including statements regarding the anticipated benefits of the transaction, the future financial condition and performance of Abacus and expected financial impacts of the transaction (including future revenue and pro forma enterprise value) and the platform and markets and expected future growth and market opportunities of Abacus. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these terms or variations of them. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond ERES’s or Abacus’s control, are difficult or impossible to predict and may differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction disrupts current plans and operations of Abacus, (ii) the risk of difficulties in retaining employees of Abacus as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Abacus or against ERES related to the merger agreement or the transaction, (iii) changes in the competitive industries in which Abacus operate, variations in operating performance across competitors, changes in laws and regulations affecting Abacus’s business and changes in the combined capital structure, (iv) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and the ability to identify and realize additional opportunities, (v) risks related to the uncertainty of Abacus’s projected financial information, (vi) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (vi) the risk that demand for Abacus’s life settlement and related offerings does not grow as expected, (vii) the ability of Abacus to retain existing customers and attract new customers, (viii) the potential inability of Abacus to manage growth effectively, (ix) the potential inability of Abacus to grow its market share of the life settlement industry or to achieve efficiencies regarding its operating model or other costs, (x) negative trends in the life settlement industry impacting the value of life settlements, including increases to the premium costs of life insurance policies, increased longevity of insureds, and errors in the methodology and assumptions of life expectancy reports, (xi) legal challenges by insurers relating to the validity of the origination or assignment of certain life settlements, (xii) the enforceability of Abacus’s intellectual property rights, including its trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xiii) Abacus’s dependence on senior management and other key employees, (xiv) the risk of downturns and a changing regulatory landscape in the industry in which Abacus operates, and (xv) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the documents filed by ERES and Abacus from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers of this communication are cautioned not to put undue reliance on forward-looking statements, and Abacus and ERES assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Abacus nor ERES gives any assurance that any of Abacus or ERES, or the combined company, will achieve expectations.

Contacts:

Abacus Life Investor Relations

investors@abacuslife.com

Abacus Life Public Relations

press@abacuslife.com